UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018

COMMAND SECURITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York	001-33525	14-1626307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 Herndon Parkway, Suite A
Herndon, Virginia 20170

(Address of Principal Executive Offices) (Zip Code)

(703) 464-4735

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 4, 2018, Command Security Corporation (the “Company,” “our” or “we”) held a special meeting of shareholders (the “Special Meeting”). The purpose of the Special Meeting was to consider and vote upon several proposals related to the Agreement and Plan of Merger, dated as of September 18, 2018 (the “Merger Agreement”), by and among the Company, Prosegur SIS (USA) Inc., a Florida corporation (“Parent”), and Crescent Merger Sub, Inc., a New York corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).

At the Special Meeting, a total of 8,977,112 shares of common stock, or 88.57% of the 10,134,662 shares of issued and outstanding common stock held of record as of October 31, 2018, the record date for the Special Meeting, were present either in person or by proxy and constituted a quorum. At the Special Meeting, our shareholders voted on the matters set forth below, each of which were approved.

1.	Proposal 1—The Merger

Our shareholders voted to approve the Merger Agreement. We set forth below the final vote tabulation of the shareholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,947,618	21,138	8,356	0

2.	Proposal 2—Advisory Vote on Specified Compensation for Named Executive Officers

Our shareholders voted to cast an advisory (non-binding) vote on specified compensation that may be received our named executive officers in connection with the Merger. We set forth below the final vote tabulation of the shareholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,300,164	299,936	377,012	0

3.	Proposal No. 3—Vote on Adjournment

Our shareholders voted to permit our board of directors to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of the proposal to approve the Merger Agreement. Such an adjournment was not necessary and the Special Meeting was not adjourned. We set forth below the final vote tabulation of the shareholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,856,464	104,703	15,945	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND SECURITY CORPORATION

By:	/s/ N. Paul Brost
Name:	N. Paul Brost
Title:	Chief Financial Officer

Dated: December 4, 2018